UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2017

Central Index Key Number of the issuing entity: 0001716186
JPMDB Commercial Mortgage Securities Trust 2017-C7
(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013611
J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association
Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation
(Exact Names of the Sponsors as Specified in their Charters)

New York	333-206361-12	13-3789046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue, New York, New York		10179
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (212) 834-5467

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01.	Entry into a Material Definitive Agreement.

On or about October 31, 2017, a series of mortgage pass-through certificates, entitled JPMDB Commercial Mortgage Securities Trust 2017-C7, Commercial Mortgage Pass-Through Certificates, Series 2017-C7 (the “Certificates”), was issued by J.P. Morgan Chase Commercial Mortgage Securities Trust 2017-C7 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2017 (the “Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Lightstone Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Lightstone Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Lightstone Portfolio Whole Loan”) that includes the Lightstone Portfolio Mortgage Loan, and a pari passu loan, which is not an asset of the Issuing Entity (the “Lightstone Portfolio Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Lightstone Portfolio Whole Loan is to be serviced and administered (i) until the securitization of the related Servicing Shift Lead Note, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related Servicing Shift Lead Note, under the pooling and servicing agreement entered into in connection with that securitization.

On November 30, 2017, the Servicing Shift Lead Note related to the Lightstone Portfolio Whole Loan was securitized pursuant to the CD 2017-CD6 Mortgage Trust securitization transaction. As of such date, the Lightstone Portfolio Whole Loan, including the Lightstone Portfolio Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of November 1, 2017 (the “CD 2017-CD6 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer. The CD 2017-CD6 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the CD 2017-CD6 Pooling and Servicing Agreement applicable to the servicing of the Lightstone Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on October 31, 2017 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer (Wells Fargo Bank, National Association) will be at a rate of 0.00250% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Lightstone Portfolio Whole Loan).
•	The special servicing fee payable to the related Non-Serviced Special Servicer (LNR Partners, LLC) with respect to the Lighthouse Portfolio Whole Loan if it is a specially serviced loan thereunder will be at a rate of (a) 0.25% per annum; and (b) if the rate in clause (a) would result in a special servicing fee that would be less than $3,500 in any given month, then such higher rate as would result in a special servicing fee equal to $3,500 for such month with respect to the Lightstone Portfolio Whole Loan.
•

The workout fee payable to the related Non-Serviced Special Servicer with respect to the Lightstone Portfolio Whole Loan if it is a corrected loan thereunder will be 1.00% of each collection of interest and principal (other than penalty charges and excess interest) received thereon for so long as it remains a corrected loan, subject to an aggregate cap of $1,000,000 with respect to any particular workout of the Lightstone Portfolio Whole Loan;
•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the Lightstone Portfolio Whole Loan will be at a rate equal to 1.00%, subject to a cap of $1,000,000.
•	The workout fees and liquidation fees payable with respect to the Lightstone Portfolio Whole Loan are subject to an aggregate cap of $1,000,000.
•	The powers and duties of the Non-Serviced Operating Advisor under the CD 2017-CD6 Pooling and Servicing Agreement differ in certain respects from those of the operating advisor under the Pooling and Servicing Agreement.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Pooling and Servicing Agreement, dated as of November 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE COMMERCIAL
MORTGAGE SECURITIES CORP.

By: /s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

Dated: December 6, 2017

Exhibit Index

Exhibit No.	Description
99.1	Pooling and Servicing Agreement, dated as of November 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.